Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO OPTION AND LICENSE AGREEMENT

This Amendment No. 4 to Option and License Agreement (the “Fourth Amendment”) is made as of April 4, 2024 (the “Fourth Amendment Effective Date”), by and between Beam Therapeutics Inc., a Delaware corporation having an office at 238 Main Street, Cambridge, MA 02142 (“Beam”), and Sana Biotechnology, Inc., a Delaware corporation having an office at 188 E Blaine Street, #400, Seattle, WA 98102 (“Sana”). Sana and Beam are referred to in this Fourth Amendment individually as a “Party” and collectively as the “Parties”.

Recitals

Whereas, the Parties have entered into that certain Option and License Agreement, dated October 15, 2021 (the “Original Agreement”), as amended by that certain Amendment No. 1 thereto dated June 6, 2022 (the “First Amendment”), that certain Amendment No. 2 thereto dated July 19, 2022 (the “Second Amendment”), and that certain Amendment No. 3 thereto dated March 17, 2023 (the “Third Amendment”) (the Original Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Agreement”) pursuant to which Sana obtained a non-exclusive license from Beam to use Beam’s proprietary nuclease editing technology in connection with research and development of engineered cellular therapy products and, if successful, for Sana to further develop and commercialize such products;

Whereas, pursuant to Sana’s request under Section 3.2 of the Agreement, the Parties desire to document the replacement of a certain PSC Product type (“[***] differentiated from PSCs”) with a certain Antigen Target ([***]) and to make certain conforming changes to certain definitions of the Agreement to reflect such replacement; provided that the Parties acknowledge and agree that pursuant to Section 3.2 of the Agreement, Sana has no further rights to designate any Replacement CAR Antigen Targets or Replacement PSC Product Types;

Whereas, the Parties desire to extend the Additional Selection Term by a period of [***];

Whereas, the Parties desire to increase the amount of an Additional Option Payment to [***] Dollars ($[***]) each; and

Whereas, the Parties desire to amend the Agreement in accordance with Section 14.9 of the Agreement.

Now, Therefore, the Parties now desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth in this Fourth Amendment.

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ARTICLE 1

amendments
1.1
Defined Terms. Capitalized terms used herein (including in the Recitals section above) but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
1.2
Amendment of Definitions.
1.2.1
The definition “Additional Selection Term” in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.1 “Additional Selection Term” means the period starting on the Effective Date and ending on [***].

1.2.2
The definition “CAR Antigen Target” in Section 1.27 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.27 “CAR Antigen Target” means: (a) a [***] Antigen Target; (b) a [***] Antigen Target; (c) a [***] Antigen Target; (d) a [***] Antigen Target and (e) up to [***] ([***]) Additional CAR Antigen Targets selected pursuant to Section 3.1(a); provided, however, that if any Replacement CAR Antigen Target is selected pursuant to Section 3.2 to replace any of the foregoing Antigen Targets, such Replacement CAR Antigen Target will become a CAR Antigen Target and the replaced Antigen Target will no longer be a CAR Antigen Target.

1.2.3
The following new definition “[***] Antigen Target” is hereby added as a new Section 1.64A of the Agreement:

1.64A “[***] Antigen Target” means the [***].

1.2.4
The definition “Genetic Target Maximum” in Section 1.62 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.62 “Genetic Target Maximum” means, with respect to any PSC Product Type, [***] ([***]) genes.

1.2.5
The definition “PSC Product Type” in Section 1.95 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.95 “PSC Product Type” means the following human cell types: (a) [***] differentiated from PSCs; and (b) if applicable, any Additional PSC Product Type selected pursuant to Section 3.1(b); provided, however, that if a Replacement PSC Product Type is selected pursuant to Section 3.2 to replace the foregoing PSC Product Type in subsection (a) above, such Replacement PSC Product Type will become a PSC Product Type, and the replaced PSC Product Type will no longer be a PSC Product Type.

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1.2.6
The PSC-derived cells “[***]” including all of the Genetic Targets for “[***]” are hereby deleted from Exhibit C of the Agreement.

1.3
Amendment to Section 8.3. Section 8.3 of the Agreement is hereby deleted and replaced in its entirety by the following:

8.3 Additional Option Payments. For each Antigen Target that is designated as an Additional CAR Antigen Target pursuant to Section 3.1(a) and for any Product Type that is designated as an Additional PSC Product Type pursuant to Section 3.1(b), Beam will issue Sana an invoice for a one-time payment equal to [***] Dollars ($[***]) (each, an “Additional Option Payment”) and Sana shall pay such Additional Option Payment within [***] ([***]) Business Days after its receipt of such invoice from Beam.

ARTICLE 2

MISCELLANEOUS
2.1
Counterparts. This Fourth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Fourth Amendment and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.
2.2
Entire Agreement. The Agreement and this Fourth Amendment constitute the entire and exclusive agreement between the Parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Fourth Amendment.
2.3
Effect of Amendment. Except as amended herein, all other provisions of the Agreement shall remain unchanged and in full force and effect.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment No. 4 to Option and License Agreement to be executed by their duly authorized representatives as of the Fourth Amendment Effective Date.

Beam Therapeutics Inc. By: /s/ John Evans Name: John Evans Title: CEO	Sana Biotechnology, Inc. By: /s/ Steve Harr Name: Steve Harr Title: CEO